SUMMARY PROSPECTUS
July 14, 2025
Ultra Solana ETF

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Full Prospectus, which contains more information about the Fund and its risks. The Fund’s Full Prospectus, dated July 14, 2025, and Statement of Additional Information, dated July 14, 2025, and as each hereafter may be supplemented, are incorporated by reference into this Summary Prospectus. All of this information may be obtained at no cost either: online at ProShares.com/resources/prospectus_reports.html; by calling 866-PRO-5125 (866-776-5125); or by sending an email request to info@ProShares.com. The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

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Investment Objective
ProShares Ultra Solana ETF (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Bloomberg Solana Index (the “Index”).
In this manner, the Fund seeks daily returns that correspond to two times (2x) the price of Solana (SOL). The Fund does not invest directly in Solana (SOL).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index when the Index rises on a given day. Conversely, it should lose approximately two times as much as the Index when the Index falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Other Expenses[1]	1.19%
Total Annual Fund Operating Expenses	2.14%
1
“Other Expenses” are estimated and include 1.19% of interest expense and fees charged by futures commission merchants incurred in the course of implementing the Fund’s strategy.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years
217	670
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target. In this manner, the Fund seeks daily returns that correspond to two times (2x) the price of Solana (SOL). The Fund does not invest directly in Solana (SOL).
SOL, commonly referred to as Solana, is a digital asset. The ownership and operation of Solana (SOL) is determined by participants in an online, peer-to-peer network sometimes referred to as the “Solana network.” The Solana network connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Solana network. This is commonly referred to as the Solana protocol (and is described in more detail in the section entitled “The Solana protocol” in the Fund’s Prospectus). The Solana protocol was introduced in 2017 and uses the Proof-of-History (“PoH”) timestamping mechanism. PoH is a timestamping mechanism that automatically orders on-chain transactions by creating a historical record that proves an event has occurred at a specific moment in time.

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The value of Solana (SOL) is not backed by any government, corporation, or other identified body. Instead, its value is determined in part by the supply and demand in markets created to facilitate the trading of Solana (SOL). Ownership and transaction records for Solana (SOL) are protected through public-key cryptography. The supply of Solana (SOL) is determined by the Solana protocol. No single entity owns or operates the Solana network. The Solana network is collectively maintained by (1) a decentralized group of participants who run computer software that results in the recording and validation of transactions (commonly referred to as “validators”), (2) developers who propose improvements to the Solana protocol and the software that enforces the protocol and (3) users who choose which version of the Solana software to run. From time to time, the developers suggest changes to the Solana software. If a validator elects not to adopt the changes, or implements changes independently, a new digital asset operating on a modified version of the Solana software, may be created. This is often referred to as a “fork.” The price of the Solana (SOL) instruments in which the Fund invests may reflect the impact of these forks.
The Index is designed to measure the performance of a single Solana (SOL) traded in USD and seeks to provide a proxy for the Solana (SOL) market. The Index price is a composite of U.S. dollar-Solana (SOL) trading activity reported by certain digital asset trading platforms that are evaluated based on a variety of different criteria, including the trading platforms’ oversight and governance controls, liquidity, capital controls, data transparency and data integrity. The digital asset trading platforms included in the Index are reevaluated quarterly. The Index is constructed and maintained by Bloomberg Index Services Limited. More information about the Index can be found using the Bloomberg ticker symbol “BSOLANA”.
Under normal circumstances, the Fund will obtain leveraged exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, ETFs, interest rates or indexes. The Fund invests in derivatives (e.g. Solana (SOL) futures contracts) in order to gain leveraged exposure to the Index. These derivatives principally include:
○Solana (SOL) Futures Contracts – Standardized, cash-settled Solana (SOL) futures contracts traded on commodity exchanges registered with the Commodity Futures Trading Commission (“CFTC”). The Fund seeks to invest in cash-settled, front-month Solana (SOL) futures. The Fund may also invest in back-month Solana (SOL) futures contracts. Front-month Solana (SOL) futures contracts are those contracts with the shortest time to maturity. Back-month Solana (SOL) futures contracts are those with longer times to maturity.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
●Reverse Repurchase Agreements – The Fund seeks to engage in reverse repurchase agreements, a form of borrowing or leverage, and uses the proceeds to help achieve the Fund’s investment objective.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
In order to maintain its exposure to futures contracts, the Fund must sell its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. This is often referred to as “rolling” a futures contract. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling futures contracts that are in contango, the Fund will sell the expiring contract at a relatively lower price and buy a longer-dated contract at a relatively higher price.
Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in backwardation, the Fund will sell the expiring contract at a relatively higher price and buy a longer-dated contract at a relatively lower price.

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The Fund expects to gain leveraged exposure by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands and advised by ProShare Advisors. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to invest no more than 25% of the Fund’s total assets (including any borrowings) in the subsidiary at each quarter end of the Fund’s tax year. During such periods, the Fund will seek to borrow using reverse repurchase agreements, incurring significant borrowing costs, and the Fund’s returns may be significantly lower than the Daily Target during such periods at the end of each tax quarter (e.g., July 31, 2025, October 31, 2025, January 30, 2026, and April 30, 2026). In addition, the Fund may be required to dispose of a portion of its futures contracts, may not be able to obtain leveraged exposure consistent with its Daily Target, and may or may not meet its investment objective as of the end of each tax quarter. Exceeding the 25% limit may have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information. References to investments by the Fund should be read to mean investments by either the Fund or the subsidiary.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Investment Strategy Risk – The Fund obtains leveraged exposure to Solana (SOL) in a manner designed to provide leveraged exposure to the single day returns of the Index. The Fund does not directly buy Solana (SOL). Investors seeking exposure to Solana (SOL) directly should consider an investment other than the Fund. While the performance of Solana (SOL) futures contracts, in general, has historically been highly correlated to the performance of “spot” Solana (SOL), there can be no guarantee that this will continue. “Spot” Solana (SOL) refers to Solana (SOL) that can be purchased immediately.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index falls than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% loss at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Tar get. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of Index returns and Index volatility (how much the value of the Index moves up and down from day-to-day) on your holding period return. Index volatility has a negative impact on Fund returns. During periods of higher Index volatility, the Index volatility may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of Index volatility and Index return on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller Index gains or losses and higher Index volatility. Your return will tend to be better than the Daily Target when there are larger Index gains or losses and lower Index volatility. You may lose money when the Index return is flat (i.e., close to zero) and you may lose money when the Index rises.
The table uses hypothetical annualized Index volatility and Index returns to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical Index return for a one-year period. Each column corresponds to a level of hypothetical annualized Index volatility. For example, the Fund may mistakenly be expected to achieve a -50% return on a yearly basis if the annual Index return were -25%. However, as the table shows, with a one-year Index return of -25% and an annualized Index volatility of 125%, the Fund could be expected to return -88.2%.
The range of hypothetical annualized Index volatility used in the table (75%-200%) is especially high reflecting, the fact that the price of Solana (SOL) has historically been highly volatile, even as compared to other digital assets. Trading prices of Solana (SOL) and other digital assets have experienced significant volatility in recent periods and may continue to do so. Such volatility may persist. In light of this, you should carefully consider the significant negative impact of volatility on Fund returns, as illustrated below, and the potential for significant losses on your investment in the Fund, when considering whether to hold shares of the Fund for longer periods.

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Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two Times (2x) the One Year Index	75%	100%	125%	150%	175%	200%
-95%	-190%	-99.9%	-99.9%	-99.9%	-100.0%	-100.0%	-100.0%
-75%	-150%	-96.4%	-97.7%	-98.7%	-99.3%	-99.7%	-99.9%
-50%	-100%	-85.8%	-90.8%	-94.8%	-97.4%	-98.8%	-99.5%
-25%	-50%	-67.9%	-79.3%	-88.2%	-94.1%	-97.4%	-99.0%
0%	0%	-43.0%	-63.2%	-79.0%	-89.5%	-95.3%	-98.2%
25%	50%	-11.0%	-42.5%	-67.2%	-83.5%	-92.7%	-97.1%
50%	100%	28.2%	-17.2%	-52.8%	-76.3%	-89.5%	-95.9%
75%	150%	74.5%	12.7%	-35.8%	-67.7%	-85.7%	-94.4%
100%	200%	127.9%	47.2%	-16.2%	-57.8%	-81.3%	-92.7%
125%	250%	188.5%	86.2%	6.1%	-46.6%	-76.3%	-90.7%
150%	300%	256.1%	129.9%	31.0%	-34.1%	-70.8%	-88.6%
Assumes: (a) no Fund expenses and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The Index’s has calculated performance since January 4, 2021. For the period from January 4, 2021 through May 31, 2025, the Index’s annualized historical volatility rate was 117.47%. Due to the Index’s limited operating history, the S&P Solana Reference Price Index is used for comparative purposes. The S&P Solana Reference Price Index’s annualized historical volatility rate for the five-year period ended May 31, 2025 was 115.27%. S&P Solana Reference Price Index’s highest May to May volatility rate during the five-year period was 182.56% (May 31, 2021). The Index’s annualized total return performance for the period from January 4, 2021 through May 31, 2025 was 102.98%. The S&P Solana Reference Price Index’s annualized total return performance for the five-year period ended May 31, 2025 was 112.96%. Historical Index volatility and performance do not predict future Index volatility and performance.
For more information, including additional graphs and charts demonstrating the effects of Index volatility and Index return on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Solana (SOL) Market Volatility Risk – The price of Solana (SOL) has historically been highly volatile. The value of the Fund’s investments in Solana (SOL) futures – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund you should not invest in the Fund.
Trading prices of Solana (SOL) and other digital assets have experienced significant volatility in recent periods and may continue to do so. For instance, there have been steep increases in the value of certain digital assets and multiple market observers have asserted that digital assets were experiencing a “bubble.” These increases were followed by steep drawdowns. These episodes of rapid price appreciations followed by steep drawdowns have occurred multiple times resulting in extreme volatility. Such volatility may persist.
●Liquidity Risk — The market for the Solana (SOL) futures contracts is still developing and may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and may increase the losses incurred while trying to do so. Such large positions also may impact the price of Solana (SOL) futures, which could decrease the correlation between the performance of Solana (SOL) futures and spot Solana (SOL).
●Solana (SOL) Futures Risk – The market for Solana (SOL) futures may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the Solana (SOL) futures market has grown substantially since Solana (SOL) futures commenced trading, there can be no assurance that this growth will continue. The price for Solana (SOL) futures contracts is based on a number of factors, including the supply of and the demand for Solana (SOL) futures contracts. Market conditions and expectations, regulatory limitations or limitations imposed by the listing exchanges or futures commission

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merchants (“FCMs”) (e.g., margin requirements, position limits, and accountability levels), collateral requirements, availability of counterparties, and other factors each can impact the supply of and demand for Solana (SOL) futures contracts.
Market conditions and expectations, margin requirements, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors may also limit the Fund’s ability to achieve its desired exposure to Solana (SOL) futures contracts. If the Fund is unable to achieve such exposure it may not be able to meet its investment objective and the Fund’s returns may be different or lower than expected. Additionally, collateral requirements may require the Fund to liquidate its positions, potentially incurring losses and expenses, when it otherwise would not do so. Investing in derivatives like Solana (SOL) futures may be considered aggressive and may expose the Fund to significant risks. These risks include counterparty risk and liquidity risk.
The performance of Solana (SOL) futures contracts, in general, has historically been highly correlated to the performance of Solana (SOL). However, there can be no guarantee this will continue. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost of Solana (SOL) futures contracts and decrease the correlation between the performance of Solana (SOL) futures contracts and Solana (SOL), over short or even long-term periods. In the event that there are persistent disconnects between Solana (SOL) and Solana (SOL) futures, the Fund may not be able to obtain the desired leveraged exposure and may not be able to achieve its investment objective.
In addition, the performance of back-month futures contracts is likely to differ more significantly from the performance of the spot prices of Solana (SOL). To the extent the Fund is invested in back-month Solana (SOL) future contracts, the performance of the Fund should be expected to deviate more significantly from the performance of Solana (SOL). Moreover, price differences between Solana (SOL) and Solana (SOL) futures will expose the Fund to risks different from, and possibly greater than, the risks associated with investing directly in Solana (SOL), including larger losses or smaller gains.
●Cost of Futures Investment Risk – As discussed above, when a Solana (SOL) futures contract is nearing expiration, the Fund will “roll” the futures contract, which means it will generally sell such contract and use the proceeds to buy a Solana (SOL) futures contract with a later expiration date. When rolling futures contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling Solana (SOL) futures is typically substantially higher than the price difference associated with rolling other futures contracts. Solana (SOL) futures have historically experienced extended periods of contango. Contango in the Solana (SOL) futures market may have a significant adverse impact on the performance of the Fund and may cause Solana (SOL) futures and the Fund to underperform spot Solana (SOL). Both contango and backwardation would reduce the Fund’s correlation to spot Solana (SOL) and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month futures contracts.
●Solana (SOL) Futures Capacity Risk – If the Fund’s ability to obtain exposure to Solana (SOL) futures contracts consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the Solana (SOL) futures market, a disruption to the Solana (SOL) futures market, or as a result of margin requirements, position limits, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges or the CFTC, the Fund may not be able to achieve its investment objective and may experience significant losses.
In such circumstances, the Advisor intends to take such action as it believes appropriate and in the best interest of the Fund. Any disruption in the Fund’s ability to obtain leveraged exposure to Solana (SOL) futures contracts will cause the Fund’s performance to deviate from the performance of Solana (SOL) and Solana (SOL) futures. Additionally, the ability of the Fund to obtain leveraged exposure to Solana (SOL) futures contracts is limited by certain tax rules that limit the amount the Fund can invest in its wholly-owned subsidiary as of the end of each tax quarter. Exceeding this amount may have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information.
●Solana (SOL) Risk – The Fund’s anticipated investments in Solana (SOL) futures contracts expose the Fund to the risks associated with an investment in Solana (SOL) because the anticipated price of Solana (SOL) futures is expected to be substantially based on the price of Solana (SOL). However, Solana (SOL) futures contracts have been trading for a relatively short period of time and the degree of correlation between the Solana (SOL) spot and the Solana (SOL) futures market is yet to be established with a high degree of certainty. It is possible that the anticipated price of Solana (SOL) futures may show a significant degree of correlation with the spot price of Solana (SOL).
Solana (SOL) is a relatively new innovation and is subject to unique and substantial risks. The markets for Solana (SOL) may be less liquid and more volatile than other markets for more established products. It may be difficult to execute a Solana (SOL) trade at a specific price when there is a relatively small volume of buy and sell orders in the Solana

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(SOL) market. A market disruption can also make it more difficult to liquidate a position or find a suitable counterparty at a reasonable cost.
The market for Solana (SOL) is subject to rapid price swings, changes and uncertainty. A significant portion of the demand for Solana (SOL) may be the result of speculation. Consequently, the value of Solana (SOL) has been, and may continue to be, substantially dependent on speculation. Such speculation regarding the potential future appreciation of the price of Solana (SOL) may artificially inflate or deflate the price of Solana (SOL) and increase volatility. The further development of the Solana network and the acceptance and use of Solana (SOL) are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the Solana network or the acceptance of Solana (SOL) may adversely affect the price and liquidity of Solana (SOL). Solana (SOL) is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact Solana (SOL) trading venues.
Additionally, if one or a coordinated group of validators were to gain control of a significant proportion of staked Solana (SOL), they could (depending on the proportion of control gained), impede, reverse or prevent confirmation of transactions, cause a fork in the blockchain, manipulate the blockchain or double spend Solana (SOL).
A significant portion of Solana (SOL) is held by a small number of holders sometimes referred to as “whales”. Transactions by these holders may influence the price of Solana (SOL) and these holders may have the ability to manipulate the price of Solana (SOL).
The Solana network has reportedly suffered multiple network outages including those arising from bugs (e.g., bugs in the propagation mechanism in 2020 and 2022, bugs leading to duplicate blocks in 2022, and bugs in the client software in 2024), security vulnerabilities (e.g., vulnerability in the client software in 2024), and denial of service and bot attacks (e.g., bot spamming and flooding in 2022, and a DDOS attack in 2021). The development of the Solana network is ongoing and future disruptions, outages, bugs, or other problems could have a material adverse effect on the value and volatility of Solana (SOL), Solana (SOL) futures and an investment in the Fund. Similarly, the client software implementation and wallets used by users and validators to access the Solana network or Solana (SOL) could suffer future disruptions, bugs, or other problems that could have a material adverse effect on the value of Solana (SOL), Solana (SOL) futures and an investment in the Fund
Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, Solana (SOL) and Solana (SOL) trading venues are largely unregulated and may be operating out of compliance with applicable regulation. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote Solana (SOL) in a way that artificially increases the price of Solana (SOL)). Investors may be more exposed to the risk of theft, fraud and market manipulation, operational failures than when investing in more traditional asset classes. Over the past several years, a number of Solana (SOL) trading venues have been closed due to fraud, failure or security breaches. Investors in Solana (SOL) may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses.
Legal or regulatory changes may negatively impact the operation of the Solana network or restrict the use of Solana (SOL). For example, if Solana (SOL) were determined or were expected to be determined to be offered and sold as a security under the federal securities laws, it is possible certain trading venues would no longer facilitate trading in Solana (SOL), trading in Solana (SOL) futures may become significantly more volatile and/or completely halted, and the value of an investment in the Fund could decline significantly and without warning, including to zero.
The realization of any of these risks could result in a decline in the acceptance of Solana (SOL) and consequently a reduction in the value of Solana (SOL), Solana (SOL) futures, and the Fund.
●Subsidiary Investment Risk — Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders.
●Borrowing Risk – The Fund will seek to borrow for investment or other purposes using reverse repurchase agreements. In particular, as a result of current margin requirements, the Fund will seek to enter into reverse repurchase agreements at or near its tax quarter-end. There can be no assurance that the Fund will be able to enter into reverse repurchase agreements or obtain favorable terms for those agreements. The cost of borrowing may significantly reduce the Fund’s return during those periods and may cause the Fund’s return to differ significantly from the Daily Target. While the Fund may earn interest on any collateral posted in connection with its investments in reverse repurchase agreements, such interest, if earned, would only offset a portion of the cost of borrowing. Borrowing may cause the Fund to liquidate positions under adverse market conditions to satisfy its repayment obligations. Borrowing increases the risk of loss and may increase the volatility of the Fund.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund.

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●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Concentration Risk — The Fund has significant exposure to Solana (SOL). As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the Solana (SOL) futures held by the Fund and Solana (SOL) may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings factors.
●Authorized Participant Risk — The Fund has a limited number of financial institutions that act as Authorized Participants or market markers. Only Authorized Participants may engage in creation or redemption transactions directly with the Fund. If some or all of these Authorized Participants exit the business or are unable to process creation and/or redemption orders, and other Authorized Participants are not willing or able to create and redeem Fund shares, investors may experience a significantly diminished trading market and the shares may trade at a discount to NAV.
●Cash Purchases and Redemption Risk — The Fund expects to effect all of its creations and redemptions in cash rather than in-kind. Cash purchases and redemptions may increase transaction costs. The relatively high costs associated with obtaining leveraged exposure to Solana (SOL) futures contracts, particularly near contract expiration, may have a significant adverse impact on the performance of the Fund. Additionally, cash purchases and redemptions may cause the Fund to recognize a gain or loss.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on Solana (SOL) futures contracts. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
●New Fund Risk — The Fund recently commenced operations, has a limited operating history, and started operations with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size, that an active trading market for the Fund’s shares will develop or be maintained, or that the Fund’s shares’ listing will continue unchanged.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and George Banian, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask

10 :: Ultra Solana ETF
PROSHARES.COM

spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, monthly, and capital gains, if any, at least annually.

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ProShares Trust
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